Exhibit 99.1
                                News Release
Wabtec Delivers Strong Second Quarter 2023 Results; Raises Full-Year Guidance

•Sales Growth of 17.5% to $2.41 Billion; Freight Segment Sales Growth of 14.6% and Transit Segment Sales Growth of 25.3%
•Second Quarter Reported GAAP Earnings Per Share of $1.06, Up 16.5%; Adjusted Earnings Per Share of $1.41, Up 14.6%
•Raised Mid-Point of Full-Year Adjusted EPS to Up 16% Year-Over-Year from Up 10%
•Expanded Mining Portfolio With Strategic Acquisition of L&M Radiator

PITTSBURGH, July 27, 2023 – Wabtec Corporation (NYSE: WAB) today reported second quarter 2023 GAAP earnings per diluted share of $1.06, up 16.5% versus the second quarter of 2022. Adjusted earnings per diluted share were $1.41, up 14.6% versus the same quarter a year ago. Second quarter sales were $2.41 billion, up 17.5% versus the second quarter a year ago, driven by strong sales across the Freight and Transit segments. The Company generated $115 million in operating cash flow during the second quarter 2023.

“The Wabtec team delivered another strong quarter and continues to drive increased momentum across the portfolio while delivering double-digit earnings per share growth,” said Rafael Santana, Wabtec’s President and CEO. “Our underlying business fundamentals are robust, and coupled with our relentless focus on execution, we were able to deliver for our customers and shareholders. We also leveraged our strong balance sheet by completing the strategic bolt-on acquisition of L&M Radiator, while returning over $100 million to shareholders via share buybacks and dividends.

“Looking ahead, we’re building momentum, and the pace of our commercial activity across segments and regions is growing. Meanwhile, our orders pipeline is expected to strengthen as we look out to the second half of 2023 and beyond. These factors, among others, gives us confidence to raise our full-year 2023 guidance. Our differentiated portfolio of offerings, expansive global installed base, and multi-year backlog bolsters our resiliency while driving long-term profitable growth for our shareholders.”

2023 Second Quarter Consolidated Results

Wabtec Corporation Consolidated Financial Results
$ in millions except earnings per share and percentages; margin change in percentage points (pts)	Second Quarter
	2023	2022	Change
Net Sales	$2,407	$2,048	17.5%

GAAP Gross Margin	30.1%	31.5%	(1.4 pts)
Adjusted Gross Margin	30.4%	31.6%	(1.2 pts)
GAAP Operating Margin	12.9%	12.9%	—
Adjusted Operating Margin	16.4%	16.7%	(0.3 pts)

Wabtec Corporation Consolidated Financial Results
$ in millions except earnings per share and percentages; margin change in percentage points (pts)	Second Quarter
	2023	2022	Change
GAAP Diluted EPS	$1.06	$0.91	16.5%
Adjusted Diluted EPS	$1.41	$1.23	14.6%

Cash Flow from Operations	$115	$263	$(148)
Operating Cash Flow Conversion	36%	92%

•Sales increased 17.5% compared to the year-ago quarter driven by increased sales across the Freight and Transit segments.
•GAAP operating margin was flat with prior year at 12.9% and adjusted operating margin was slightly lower than prior year at 16.4%. Both GAAP and adjusted operating margins benefited from lower SG&A expense as a percentage of sales and improved fixed cost absorption driven by higher sales, offset by unfavorable mix between and within segments.
•GAAP EPS and adjusted EPS increased from the year-ago quarter primarily due to higher sales, partially offset by higher interest expense.

2023 Second Quarter Freight Segment Results

Wabtec Corporation Freight Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Second Quarter
	2023	2022	Change
Net Sales	$1,708	$1,490	14.6%
GAAP Gross Margin	31.7%	33.0%	(1.3 pts)
Adjusted Gross Margin	32.0%	33.2%	(1.2 pts)
GAAP Operating Margin	15.9%	15.7%	0.2 pts
Adjusted Operating Margin	20.3%	20.3%	—

•Freight segment sales for the second quarter were up across all major product lines, with very strong growth in Components, Digital Intelligence and Services.
•GAAP operating margin and adjusted operating margin benefited from lower SG&A expense as a percentage of sales and improved fixed cost absorption, offset by unfavorable mix.

2023 Second Quarter Transit Segment Results

Wabtec Corporation Transit Segment Financial Results
Net sales $ in millions; margin change in percentage points (pts)	Second Quarter
	2023	2022	Change
Net Sales	$699	$558	25.3%
GAAP Gross Margin	26.0%	27.4%	(1.4 pts)
Adjusted Gross Margin	26.5%	27.5%	(1.0 pts)
GAAP Operating Margin	9.5%	9.0%	0.5 pts
Adjusted Operating Margin	11.1%	10.3%	0.8 pts

•Transit segment sales for the second quarter were up 25.3% due to strong OE and aftermarket sales.
•GAAP and adjusted operating margins were up as a result of lower SG&A expense as a percentage of sales and Integration 2.0 savings.

Backlog

Wabtec Corporation Consolidated Backlog Comparison
Backlog $ in millions	June 30,
	2023	2022	Change
12-Month Backlog	$7,220	$6,566	10.0%
Total Backlog	$22,431	$23,227	(3.4)%

The Company’s multi-year backlog continues to provide strong visibility. At June 30, 2023, the 12-month backlog was $654 million higher than June 30, 2022. At June 30, 2023, the multi-year backlog was $796 million lower than June 30, 2022 and excluding foreign currency exchange, the multi-year backlog decreased $965 million, down 4.2%.

Cash Flow and Liquidity Summary
•During the second quarter, cash provided by operations was $115 million versus $263 million in the year ago period due primarily to higher working capital.
•At the end of the quarter, the Company had cash, cash equivalents and restricted cash of $371 million and total debt of $4.39 billion. At June 30, 2023, the Company’s total available liquidity was $1.75 billion, which includes cash and cash equivalents plus $1.38 billion available under current credit facilities.
•During the second quarter, the Company completed the acquisition of L&M Radiator for $223 million, repurchased $75 million of shares and paid $31 million in dividends.

2023 Financial Guidance
•Wabtec updated its 2023 financial guidance with sales expected to be in a range of $9.25 billion to $9.50 billion and adjusted earnings per diluted share to be in a range of $5.50 to $5.80.
•For full year 2023, Wabtec expects cash flow generation with operating cash flow conversion of greater than 90 percent.

Conference Call Information
Wabtec will host a call with analysts and investors at 8:30 a.m. ET, today. To listen via webcast, go to Wabtec’s new website at www.WabtecCorp.com and click on “Events & Presentations” in the “Investor Relations” section. Also, an audio replay of the call will be available by calling 1-877-344-7529 or 1-412-317-0088 (access code: 7103421).

About Wabtec
Wabtec Corporation (NYSE: WAB) is revolutionizing the way the world moves for future generations. The company is a leading global provider of equipment, systems, digital solutions and value-added services for the freight and transit rail industries, as well as the mining, marine and industrial markets. Wabtec has been a leader in the rail industry for over 150 years and has a vision to achieve a zero-emission rail system in the U.S. and worldwide. Visit Wabtec’s website at www.wabteccorp.com.

Information about non-GAAP Financial Information and Forward-Looking Statements
Wabtec’s earnings release and 2023 financial guidance mentions certain non-GAAP financial performance measures, including adjusted gross profit, adjusted operating expenses, adjusted operating margin, EBITDA, adjusted EBITDA, adjusted effective tax rate, adjusted income tax expense, adjusted income from operations, adjusted interest and other expense, adjusted earnings per diluted share and operating cash flow conversion. Wabtec is not presenting a quantitative reconciliation of our forecasted GAAP earnings per diluted share to forecasted adjusted earnings per diluted share as we are unable to predict with reasonable certainty and without unreasonable effort the impact and timing of restructuring-related and other charges, including acquisition-related expenses and the outcome of certain regulatory, legal and tax matters. The financial impact of these items is uncertain and is dependent on various factors, including timing, and could be material to our Consolidated Statements of Earnings. Wabtec defines EBITDA as earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is further adjusted by restructuring costs. Wabtec defines operating cash flow conversion as net cash provided by operating activities divided by net income plus depreciation and amortization including deferred debt cost amortization. While Wabtec believes these are useful supplemental measures for investors, they are not presented in accordance with GAAP. Investors should not consider non-GAAP measures in isolation or as a substitute for net income, cash flows from operations, or any other items calculated in accordance with GAAP. In addition, the non-GAAP financial measures included in this release have inherent material limitations as performance measures because they add back certain expenses incurred by the Company to GAAP financial measures, resulting in those expenses not being taken into account in the applicable non-GAAP financial measure. Because not all companies use identical calculations, Wabtec’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. Included in this release are reconciliation tables that provide details about how adjusted results relate to GAAP results.

This communication contains “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the impact of acquisitions by Wabtec, statements regarding Wabtec’s expectations about future sales and earnings, statements regarding order pipeline expectations, statements regarding anticipated cash flow generation with operating cash flow conversion, and statements about the impact of evolving global conditions on Wabtec’s business. All statements, other than historical facts, including statements regarding synergies and other expected benefits from acquisitions; statements regarding Wabtec’s plans, objectives, expectations and intentions; and statements regarding macro-economic conditions and evolving production and demand conditions; and any assumptions underlying any of the foregoing, are forward-looking statements. Forward-looking statements concern future circumstances and results and other statements that are not historical facts and are sometimes identified by the words “may,” “will,” “should,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “overestimate,” “underestimate,” “believe,” “could,” “project,” “predict,” “continue,” “target” or other similar words or expressions. Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (1) changes in general economic and/or industry specific conditions, including the impacts of tax and tariff programs, inflation, supply chain disruptions, foreign currency exchange, and industry consolidation; (2) changes in the financial condition or operating strategies of Wabtec’s customers; (3) unexpected costs, charges or expenses resulting from acquisitions and potential failure to realize synergies and other anticipated benefits of acquisitions, including as a result of integrating acquired targets into Wabtec; (4) inability to retain and hire key personnel; (5) evolving legal, regulatory and tax regimes; (6) changes in the expected timing of projects; (7) a decrease in freight or passenger rail traffic; (8) an increase in manufacturing costs; (9) actions by third parties, including government agencies; (10) the severity and duration of the evolving COVID-19 pandemic and the resulting impact on the global economy and, in particular, our customers, suppliers and end-markets, (11) potential disruptions, instability, and volatility in global markets from the imposition of economic sanctions on Russia resulting from the invasion of Ukraine; (12) cybersecurity and data protection risks and (13) other risk factors as detailed from time to time in Wabtec’s reports filed with the SEC, including Wabtec’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Any forward-looking statements speak only as of the date of this communication. Wabtec does not undertake any obligation to update any forward-looking statements, whether as a result of new information or development, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Wabtec Investor Contact
Kristine Kubacki, CFA / Kristine.Kubacki@wabtec.com / 412-450-2033

Wabtec Media Contact
Tim Bader / Tim.Bader@wabtec.com / 682-319-7925

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 AND 2022
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,

	2023	2022	2023	2022

Net sales	$2,407	$2,048	$4,601	$3,975
Cost of sales	(1,684)	(1,403)	(3,213)	(2,735)
Gross profit	723	645	1,388	1,240
Gross profit as a % of Net Sales	30.1%	31.5%	30.2%	31.2%

Selling, general and administrative expenses	(285)	(259)	(548)	(497)
Engineering expenses	(53)	(50)	(104)	(95)
Amortization expense	(73)	(72)	(148)	(145)
Total operating expenses	(411)	(381)	(800)	(737)
Operating expenses as a % of Net Sales	17.1%	18.6%	17.4%	18.5%

Income from operations	312	264	588	503
Income from operations as a % of Net Sales	12.9%	12.9%	12.8%	12.7%

Interest expense, net	(55)	(44)	(103)	(87)
Other income, net	2	7	7	11
Income before income taxes	259	227	492	427

Income tax expense	(66)	(58)	(126)	(108)
Effective tax rate	25.5%	25.5%	25.5%	25.3%

Net income	193	169	366	319

Less: Net income attributable to noncontrolling interest	(2)	(3)	(6)	(4)

Net income attributable to Wabtec shareholders	$191	$166	$360	$315

Earnings Per Common Share
Basic
Net income attributable to Wabtec shareholders	$1.06	$0.91	$2.00	$1.71
Diluted
Net income attributable to Wabtec shareholders	$1.06	$0.91	$2.00	$1.71

Weighted average shares outstanding
Basic	178.9	181.9	179.4	183.2
Diluted	179.4	182.4	180.0	183.7

Appendix A
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (CONTINUED)
FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2023 AND 2022
(AMOUNTS IN MILLIONS EXCEPT PER SHARE DATA)
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,

	2023	2022	2023	2022
Segment Information
Freight Net sales	$1,708	$1,490	$3,274	$2,812
Freight Income from operations	$271	$233	$498	$422
Freight Operating margin	15.9%	15.7%	15.2%	15.0%

Transit Net sales	$699	$558	$1,327	$1,163
Transit Income from operations	$66	$50	$135	$115
Transit Operating margin	9.5%	9.0%	10.2%	9.9%

Backlog Information (Note: 12-month is a sub-set of total)	June 30, 2023	March 31, 2023	June 30, 2022
Freight Total	$18,336	$18,362	$19,679
Transit Total	4,095	3,972	3,548
Wabtec Total	$22,431	$22,334	$23,227

Freight 12-month	$5,318	$4,978	$4,821
Transit 12-month	1,902	1,947	1,745
Wabtec 12-month	$7,220	$6,925	$6,566

Appendix B
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	June 30, 2023	December 31, 2022
In millions
Cash, cash equivalents and restricted cash	$371	$541
Receivables, net	1,698	1,519
Inventories, net	2,317	2,034
Other current assets	277	233
Total current assets	4,663	4,327
Property, plant and equipment, net	1,443	1,429
Goodwill	8,657	8,508
Other intangible assets, net	3,359	3,402
Other noncurrent assets	863	850
Total Assets	$18,985	$18,516
Current liabilities	$4,173	$3,467
Long-term debt	3,401	3,751
Other long-term liabilities	1,184	1,151
Total Liabilities	8,758	8,369
Shareholders' equity	10,188	10,102
Noncontrolling interest	39	45
Total Equity	10,227	10,147
Total Liabilities and Equity	$18,985	$18,516

Appendix C
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(UNAUDITED)

	Six Months Ended June 30,
	2023	2022
In millions
Operating activities
Net income	$366	$319
Non-cash expense	245	238
Receivables	(150)	45
Inventories	(248)	(256)
Accounts payable	(5)	185
Other assets and liabilities	(118)	(107)
Net cash provided by operating activities	90	424

Net cash used for investing activities	(293)	(117)

Net cash provided by (used for) financing activities	30	(256)

Effect of changes in currency exchange rates	3	(23)

(Decrease) increase in cash	(170)	28

Cash, cash equivalents and restricted cash, beginning of period	541	473
Cash, cash equivalents and restricted cash, end of period	$371	$501

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Second Quarter 2023 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,407	$723	$(411)	$312	$(53)	$(66)	$193	$(2)	$191	$1.06

Restructuring costs	—	8	2	10	—	(3)	7	—	7	$0.04

Non-cash Amortization expense	—	—	73	73	—	(17)	56	—	56	$0.31

Adjusted Results	$2,407	$731	$(336)	$395	$(53)	$(86)	$256	$(2)	$254	$1.41

Fully Diluted Shares Outstanding										179.4

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Second Quarter Year-to-Date 2023 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$4,601	$1,388	$(800)	$588	$(96)	$(126)	$366	$(6)	$360	$2.00

Restructuring costs	—	12	7	19	—	(5)	14	—	14	$0.08

Non-cash Amortization expense	—	—	148	148	—	(37)	111	—	111	$0.61

Adjusted Results	$4,601	$1,400	$(645)	$755	$(96)	$(168)	$491	$(6)	$485	$2.69

Fully Diluted Shares Outstanding										180.0

Appendix D
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Second Quarter 2022 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$2,048	$645	$(381)	$264	$(37)	$(58)	$169	$(3)	$166	$0.91

Restructuring costs	—	2	2	4	—	(1)	3	—	3	$0.02

Non-cash Amortization expense	—	—	72	72	—	(18)	54	—	54	$0.30

Adjusted Results	$2,048	$647	$(307)	$340	$(37)	$(77)	$226	$(3)	$223	$1.23

Fully Diluted Shares Outstanding										182.4

Wabtec Corporation
Reconciliation of Reported Results to Adjusted Results
(in millions)	Second Quarter Year-to-Date 2022 Actual Results
	Net	Gross	Operating	Income from	Interest &		Net	Noncontrolling	Wabtec
	Sales	Profit	Expenses	Operations	Other Exp	Tax	Income	Interest	Net Income	EPS

Reported Results	$3,975	$1,240	$(737)	$503	$(76)	$(108)	$319	$(4)	$315	$1.71

Restructuring costs	—	7	4	11	—	(3)	8	—	8	$0.05

Non-cash Amortization expense	—	—	145	145	—	(36)	109	—	109	$0.59

Adjusted Results	$3,975	$1,247	$(588)	$659	$(76)	$(147)	$436	$(4)	$432	$2.35

Fully Diluted Shares Outstanding										183.7

Appendix E
Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec’s reported results prepared in accordance with GAAP.

Wabtec Corporation
Second Quarter 2023 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$312		$2		$122		$436		$8		$444

Wabtec Corporation
Second Quarter 2023 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &		EBITDA	+	Restructuring		Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$588		$7		$243		$838		$14		$852

Wabtec Corporation
Second Quarter 2022 EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &	=	EBITDA	+	Restructuring	=	Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$264		$7		$116		$387		$4		$391

Wabtec Corporation
Second Quarter 2022 YTD EBITDA Reconciliation
(in millions)
	Reported Income	+	Other Income	+	Depreciation &		EBITDA	+	Restructuring		Adjusted
	from Operations		(Expense)		Amortization				Costs		EBITDA

Consolidated Results	$503		$11		$237		$751		$11		$762

Appendix F
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
SALES BY PRODUCT LINE
(UNAUDITED)

	Three Months Ended June 30,
In millions	2023	2022
Freight Segment
Services	$810	$711
Equipment	415	381
Components	288	234
Digital Intelligence	195	164
Total Freight Segment	$1,708	$1,490

Transit Segment
Original Equipment Manufacturer	$325	$259
Aftermarket	374	299
Total Transit Segment	$699	$558
	Six Months Ended June 30,
In millions	2023	2022
Freight Segment
Services	$1,517	$1,377
Equipment	808	655
Components	567	463
Digital Intelligence	382	317
Total Freight Segment	$3,274	$2,812

Transit Segment
Original Equipment Manufacturer	$607	$551
Aftermarket	720	612
Total Transit Segment	$1,327	$1,163

Appendix G
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS - BY SEGMENT
(UNAUDITED)

	Three Months Ended June 30,				Six Months Ended June 30,
	2023		2022		2023		2022
In millions	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations	Gross Profit	Income from Operations

Freight Segment Reported Results	$541	$271	$493	$233	$1,021	$498	$917	$422
Freight Segment Reported Margin	31.7%	15.9%	33.0%	15.7%	31.2%	15.2%	32.6%	15.0%

Restructuring costs	5	6	1	1	6	8	3	3
Non-cash Amortization expense	—	69	—	67	—	137	—	135

Freight Segment Adjusted Results	$546	$346	$494	$301	$1,027	$643	$920	$560
Freight Segment Adjusted Margin	32.0%	20.3%	33.2%	20.3%	31.4%	19.6%	32.7%	20.0%

Transit Segment Reported Results	$182	$66	$152	$50	$367	$135	$323	$115
Transit Segment Reported Margin	26.0%	9.5%	27.4%	9.0%	27.7%	10.2%	27.7%	9.9%

Restructuring costs	3	6	1	3	6	11	4	7
Non-cash Amortization expense	—	4	—	5	—	11	—	10

Transit Segment Adjusted Results	$185	$76	$153	$58	$373	$157	$327	$132
Transit Segment Adjusted Margin	26.5%	11.1%	27.5%	10.3%	28.1%	11.9%	28.1%	11.4%

Appendix H
WESTINGHOUSE AIR BRAKE TECHNOLOGIES CORPORATION
RECONCILIATION OF CHANGES IN NET SALES - BY SEGMENT
(UNAUDITED)

	Three Months Ended June 30,
In millions	Freight	Transit	Consolidated

2022 Net Sales	$1,490	$558	$2,048

Acquisitions	11	—	11
Foreign Exchange	(9)	2	(7)
Organic	216	139	355

2023 Net Sales	$1,708	$699	$2,407

Change ($)	218	141	359
Change (%)	14.6%	25.3%	17.5%

	Six Months Ended June 30,
2022 Net Sales	$2,812	$1,163	$3,975

Acquisitions	32	—	32
Foreign Exchange	(30)	(33)	(63)
Organic	460	197	657

2023 Net Sales	$3,274	$1,327	$4,601

Change ($)	462	164	626
Change (%)	16.4%	14.1%	15.7%

Appendix I

Set forth below is the calculation of the non-GAAP performance measures included in this press release. We believe that these measures provide useful supplemental information to assess our operating performance and to evaluate period-to-period comparisons. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Wabtec's reported results prepared in accordance with GAAP.

Wabtec Corporation
2023 Second Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$115		$193		$123		36%

Wabtec Corporation
2023 Second Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$90		$366		$246		15%

Wabtec Corporation
2022 Second Quarter Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$263		$169		$118		92%

Wabtec Corporation
2022 Second Quarter YTD Cash Conversion Calculation
(in millions)
	Reported Cash from Operations	÷	(Net Income	+	Depreciation & Amortization)	=	Cash Conversion

Consolidated Results	$424		$319		$240		76%